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                                  RYDEX SERIES TRUST


                           Supplement dated March 25, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following replaces the third sentence in the first paragraph of "Purchasing Shares" under HOW TO INVEST IN THE FUNDS:

For most Funds, the NAV is calculated once each Business Day after the close of the New York Stock Exchange (currently, 4:00 p.m., Eastern Time).


                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
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                                  RYDEX SERIES TRUST

        Supplement dated March 25, 1999 to Statement of Additional Information


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The following replaces the first sentence in the second paragraph of DETERMINATION OF NET ASSET VALUE.

For purposes of determining net asset value per share of a Fund, options and futures contracts will be valued at close of regular trading on the NYSE, currently 4:00 P.M., Eastern Time, except that futures contracts traded on the Chicago Board of Trade ("CBOT") will be valued at 3:00 P.M., Eastern Time, the close of trading of that exchange.

                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.